LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 23, 2013 TO THE

SUMMARY PROSPECTUS DATED MARCH 31, 2013, OF

WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 31, 2013, and as may be amended or supplemented, the fund’s statement of additional information, dated March 31, 2013, as supplemented on May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated November 30, 2012, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

WASX015600